Exhibit 10.1

FOURTH AMENDMENT dated as of December 20, 2018 (this “Amendment”), to the Credit Agreement (as defined below) among Denali Intermediate Inc., as Holdings (“Holdings”), Dell Inc., as the Company (the “Company”), Dell International L.L.C. as a Borrower (“Dell International”), EMC Corporation as a Borrower (“EMC” and, together with Dell International, the “Borrowers”), the Lenders party hereto, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent (the “Term Loan B Administrative Agent”) and JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent (the “Term Loan A/Revolver Administrative Agent” and, together with the Term Loan B Administrative Agent, the “Administrative Agents”). The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

RECITALS

A. Holdings, the Company, the Borrowers, the Lenders party thereto from time to time and the Administrative Agents, are party to that certain Credit Agreement dated as of September 7, 2016 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

B. The Credit Agreement permits the Borrowers to (i) obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Lender in respect of all or any portion of the Revolving Loans (or unused Revolving Commitments) under the Credit Agreement in the form of Other Revolving Loans or Other Revolving Commitments pursuant to a Refinancing Amendment among the Company, the Borrowers, Holdings, each Administrative Agent and each Lender and/or Additional Lender that agrees to provide all or any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto and (ii) obtain one or more Incremental Facilities from any Lender or Additional Lender pursuant to an Incremental Facility Amendment among the Company, the Borrowers, each Lender and/or Additional Lender agreeing to provide such Incremental Facilities, the applicable Administrative Agent(s) and, in the case of Incremental Revolving Commitment Increases, each Issuing Bank and the Swingline Lender.

C. The Borrowers intend to (i) obtain Other Revolving Commitments pursuant to Section 2.21 of the Credit Agreement in an aggregate principal amount of $3,330,000,000 (such Other Revolving Commitments, the “Replacement Revolving Commitments”) to replace the existing Revolving Commitments outstanding immediately prior to the Fourth Amendment Effective Date (as defined below) (the “Existing Revolving Commitments”), (ii) substantially concurrently with the incurrence described in clause (i), obtain an Incremental Revolving Commitment Increase to the Replacement Revolving Commitments pursuant to Section 2.20 of the Credit Agreement in an aggregate principal amount of $1,170,000,000 (the “Additional Revolving Commitments” and together with the Replacement Revolving Commitments, the “New Revolving Commitments” and the loans thereunder, the “New Revolving Loans”), (iii) obtain an additional tranche of term loans (the “Term A-4 Loans”) pursuant to Section 2.20 of the Credit Agreement in an aggregate principal amount of

$1,650,000,000, (iv) obtain an additional tranche of term loans (the “Term A-5 Loans” and together with the Term A-4 Loans, the “New Term Loans”) pursuant to Section 2.20 of the Credit Agreement in an aggregate principal amount of $5,000,000,000 less 100% of the Net Proceeds of (1) the Term A-4 Loans received by or on behalf of the Borrowers, (2) any Term A-5 Takeout Margin Loans received by an Unrestricted Subsidiary and (3) without duplication of amounts in clauses (1) or (2), any other transaction which would have reduced the commitments of the Initial Lenders (as defined in the Term A-5 Commitment Letter) in respect of the Incremental Term Loan Facility (as defined in the Term A-5 Commitment Letter) pursuant to the Term A-5 Commitment Letter, in each case on or prior to the date of the initial Borrowing of Term A-5 Loans and (v) use the proceeds of the New Term Loans, together with the VMware Dividend, to pay a dividend to Dell Technologies Inc. (“Dell Technologies”) to allow Dell Technologies, on or after the Fourth Amendment Effective Date, to pay the Cash Consideration and fees and expenses incurred in connection with the Class V Transaction and use any excess proceeds of the Term A-4 Loans for general corporate purposes.

D. Subject to the terms and conditions set forth herein, (i) each Person party hereto who has delivered a signature page as a “New Revolving Lender” has agreed to provide a New Revolving Commitment in the amount set forth opposite its name on Schedule A-1 hereto (it being understood that the New Revolving Commitments of any New Revolving Lender shall be allocated between the Replacement Revolving Commitments and the Additional Revolving Commitments in a manner determined by the Term Loan A/Revolver Administrative Agent in its sole discretion), (ii) each Person party hereto who has a delivered a signature page as a “Term A-4 Lender” has agreed, subject to the terms and conditions set forth herein, to provide a Term A-4 Loan in amount set forth opposite its name on Schedule A-2 hereto and (iii) each Person party hereto who has delivered a signature page as a “Term A-5 Lender” has agreed, subject to the terms and conditions set forth herein, to provide a Term A-5 Loan in an amount set forth opposite its name on Schedule A-3 hereto.

E. In order to effect the foregoing, Holdings, the Company, the Borrowers and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment is a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement and an Incremental Facility Amendment contemplated by Section 2.20 of the Credit Agreement. Section 9.02 of the Credit Agreement permits the parties hereto to enter into this Amendment in order to effect such amendments without the consent of any Person not a party hereto. This Amendment will become effective only on the Fourth Amendment Effective Date.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Company, the Borrowers, each of the Lenders and Issuing Banks party hereto and the Administrative Agents hereby agree as follows:

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ARTICLE I.

SECTION 1.01. The Commitments.

(a) Subject to the terms and conditions set forth herein, on the Fourth Amendment Effective Date, each Person party hereto that executes a signature page hereto as a “New Revolving Lender” and has a New Revolving Commitment set forth opposite its name on Schedule A-1 hereto (each, a “New Revolving Lender”) agrees, severally and not jointly, (i) that it shall have a New Revolving Commitment in the amount set forth opposite its name on Schedule A-1 hereto and (ii) to make Revolving Loans to the Borrowers as described in Section 2.01 of the Amended Credit Agreement. On the Fourth Amendment Effective Date, the New Revolving Commitments will replace the Existing Revolving Commitments in their entirety. The Borrowers shall prepay in full the outstanding principal amount of any Revolving Loans (including any Swingline Loans) outstanding immediately prior to the Fourth Amendment Effective Date, together with all accrued and unpaid fees and interest thereon. Any Letters of Credit outstanding immediately prior to the Fourth Amendment Effective Date shall be deemed to be issued under the New Revolving Commitments (immediately after giving effect to the establishment of the Additional Revolving Commitments). For the avoidance of doubt, (i) the Letter of Credit Commitments of the Issuing Banks shall remain in full force and effect under the Amended Credit Agreement and (ii) the Replacement Revolving Commitments and the Additional Revolving Commitments shall constitute a single Class of Revolving Commitments under the Amended Credit Agreement. On the Fourth Amendment Effective Date, each of the Letters of Credit issued and outstanding under the Credit Agreement immediately prior to the Fourth Amendment Effective Date shall be deemed issued under the Amended Credit Agreement.

(b) Subject to the terms and conditions set forth herein, on the Fourth Amendment Effective Date, (i) each Person that executes a signature page hereto as an “Term A-4 Lender” (each, a “Term A-4 Lender”) agrees, severally and not jointly, that it shall provide a Term A-4 Loan to the Borrowers on the Fourth Amendment Effective Date in the amount set forth opposite its name on Schedule A-2 hereto and (ii) each Person that executes a signature page hereto as a “Term A-5 Lender” (each, a “Term A-5 Lender”) agrees, severally and not jointly, that it shall provide a Term A-5 Loan to the Borrowers on the date specified in the Borrowing Request with respect to the Term A-5 Loans in the amount set forth opposite its name on Schedule A-3 hereto.

(c) Each New Revolving Lender, Term A-4 Lender and Term A-5 Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document (including this Amendment) and each other document required to be delivered to, or be approved by or satisfactory to, the Term Loan A/Revolver Administrative Agent or any Class of Lenders on the Fourth Amendment Effective Date. The Commitments of the Lenders are several, and no Lender shall be responsible for any other Lender’s failure to make Loans or provide Revolving Commitments on the Fourth Amendment Effective Date.

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(d) Subject to the terms and conditions set forth herein, pursuant to Sections 2.20, 2.21 and 9.02 of the Credit Agreement, effective as of the Fourth Amendment Effective Date, for all purposes of the Loan Documents, (i) the New Revolving Commitments shall constitute “Revolving Commitments”, (ii) the Replacement Revolving Commitments shall constitute “Other Revolving Commitments”, (iii) the Additional Revolving Commitments shall constitute an “Incremental Revolving Commitment Increase”, (iv) the Term A-4 Loans and the Term A-5 Loans shall constitute “Term Loans” and “Incremental Term Loans”, (v) each Person providing a Term A-4 Loan and/or a Term A-5 Loan shall become a “Term Lender” and a “Lender” and shall have the rights and obligations of a Lender holding a Term A-4 Loan and/or Term A-5 Loan, as applicable, and (vi) each Person providing a New Revolving Commitment shall become a “Revolving Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Revolving Commitment.

(e) Each Lender party hereto with an Existing Revolving Commitment immediately prior to the Fourth Amendment Effective Date waives any right to compensation for losses, expenses or liabilities incurred by such Lender in connection with the termination of its Existing Revolving Commitments to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby.

(f) Each of the New Revolving Lenders, the Term A-4 Lenders and the Term A-5 Lenders expressly agrees that, notwithstanding anything to the contrary in Section 2.03 of the Credit Agreement, the Borrowers shall not be required to deliver a Borrowing Request for the initial Borrowings of Term A-4 Loans or Term A-5 Loans on or after the Fourth Amendment Effective Date prior to the Business Day immediately preceding the date of such initial Borrowing.

(g) The obligation of each New Revolving Lender, Term A-4 Lender and Term A-5 Lender, as applicable, to provide New Revolving Commitments, Term A-4 Loans and/or Term A-5 Commitments, as applicable, on the Fourth Amendment Effective Date is, in each case, subject to the satisfaction of the following conditions:

(i) delivery of a Borrowing Request with respect to any Term A-4 Loans and New Revolving Loans to be borrowed on the Fourth Amendment Effective Date no later than one (1) Business Day prior to the Fourth Amendment Effective Date; provided that such notice shall not include any representation or statement as to the absence (or existence) of any Default or Event of Default;

(ii) the accuracy of the Specified Representations in all material respects on and as of the Fourth Amendment Effective Date; provided that any representations and warranties qualified by materiality shall be, as so qualified, accurate in all respects; provided, further, that references in such Specified Representations to (i) the “Transactions” shall be to the Class V Transaction as defined in the Amended Credit Agreement, (ii) “Agreement” shall be to this Amendment, (iii) “Loan Documents” shall include this Amendment, (iv) “Loans” shall include the Term A-4 Loans, the Term A-5 Loans and the New Revolving Commitments and (v) the “granting of the Liens in the Collateral” instead shall refer to the existence of the Liens on the Collateral on the Fourth Amendment Effective Date granted by the Loan Parties prior to the Fourth Amendment Effective Date;

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(iii) receipt of the Stockholder Approvals;

(iv) the Fourth Amendment Lead Arrangers shall have received a certificate executed by Dell Technologies, Teton Merger Sub and the Company certifying that as of the Fourth Amendment Effective Date the conditions set forth in clauses (f) through (i) of Section 5.01 of the Class V Transaction Merger Agreement would be satisfied if the Class V Transaction Merger were to occur on the Fourth Amendment Effective Date and such persons have no reason to believe the conditions to the Class V Transaction Merger in the Class V Transaction Merger Agreement will not be satisfied, and the Class V Transaction Merger not consummated in accordance therewith on or prior to a date that is five (5) Business Days after the Fourth Amendment Effective Date;

(v) no provision of the Class V Transaction Merger Agreement shall have been modified, amended, consented to or waived prior to the Fourth Amendment Effective Date in a manner that is materially adverse to the interests of the Lenders in their capacities as such, unless consented to in writing by a majority of the Fourth Amendment Lead Arrangers (such consent not to be unreasonably withheld, delayed or conditioned); provided that any modification, amendment or express waiver or consents that results in (i) a reduction in the Class V Transaction Consideration shall not be deemed to be materially adverse to the Lenders and (ii) an increase in the cap on the aggregate amount of Cash Consideration or in the Class V Transaction Consideration shall not be deemed to be materially adverse to the Lenders if such increase is not funded by indebtedness incurred by Holdings, the Company, the Borrowers or any Restricted Subsidiary);

(vi) the execution and delivery by each Loan Party of a reaffirmation agreement, in form and substance consistent with the reaffirmation agreements delivered in connection with the Third Refinancing Amendment;

(vii) the Term Loan A/Revolver Administrative Agent, the New Revolving Lenders, the Term A-4 Lenders and the Term A-5 Lenders shall have received a favorable legal opinion of (i) Simpson Thacher & Bartlett LLP, New York and Delaware counsel for the Loan Parties and (ii) Skadden, Arps, Slate, Meagher & Flom LLP, special Massachusetts counsel for the Loan Parties, in each case, covering such matters as the Term Loan A/Revolving Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Term Loan A/Revolver Administrative Agent;

(viii) the Term Loan A/Revolver Administrative Agent shall have received (i) a certificate of good standing with respect to each of the Borrowers, the Company, Holdings and the Guarantors and (ii) a closing certificate executed by a Responsible Officer of each of the Borrowers, the Company and Holdings dated the Fourth Amendment Effective Date, substantially in the form of the closing certificate delivered in connection with the Third Refinancing Amendment, certifying as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection therewith on behalf of each of the Borrowers, the Company and Holdings and attaching (A) a true and complete copy of the certificate of incorporation of each of the Borrowers, the Company and Holdings, including all amendments thereto, as

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in effect on the Fourth Amendment Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws of each of the Borrowers, the Company and Holdings as in effect on the Fourth Amendment Effective Date and at all times since the date prior to the date of the resolutions described in clause (C) below and (C) a true and complete copy of resolutions duly adopted by the Board of Directors of each of the Borrowers, the Company and Holdings and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; provided that, in the case of each of clauses (ii)(A) and (ii)(B) above, in lieu of attaching a copy of any such Organizational Document, such closing certificate may include a representation that such Organizational Document has not been amended since the Effective Date;

(ix) the Term Loan A/Revolver Administrative Agent shall have received a certificate of the Company on behalf of each Loan Party (other than the Borrowers and Holdings), dated the Fourth Amendment Effective Date and executed by a Responsible Officer of the Company, certifying that, except as otherwise indicated therein, there have been no material amendments, supplements or modifications since the Effective Date to the documents delivered on the Effective Date pursuant to clauses (i) and (ii) of Section 4.01(d) of the Credit Agreement;

(x) the Term Loan A/Revolver Administrative Agent and the Fourth Amendment Lead Arrangers shall have received all documentation at least three (3) Business Days prior to the Fourth Amendment Effective Date and other information about the Borrowers and the Guarantors that shall have been reasonably requested in writing at least 10 Business Days prior to the Fourth Amendment Effective Date and that the Term Loan A/Revolver Administrative Agent or the Fourth Amendment Lead Arrangers have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(xi) if either Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230 and the Term Loan A/Revolver Administrative Agent has provided such Borrower the name of each requesting Lender and its electronic delivery requirements at least 10 Business Days prior the Fourth Amendment Effective Date, each such Lender requesting a certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230 (such certification, the “Beneficial Ownership Certification”) shall have received, at least three (3) Business Days prior to the Fourth Amendment Effective Date, the Beneficial Ownership Certification in relation to such Borrower;

(xii) the conditions to the incurrence of an Incremental Term Loan, Additional/Replacement Revolving Commitments and Other Revolving Commitments under the Credit Agreement shall be satisfied as of the Fourth Amendment Effective Date;

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(xiii) all fees required to be paid on the Fourth Amendment Effective Date and reasonable out-of-pocket expenses required to be paid on the Fourth Amendment Effective Date, to the extent invoiced at least three (3) Business Days prior to the Fourth Amendment Effective Date (except as otherwise reasonably agreed by the Borrowers), shall, upon the funding of the Term A-4 Loans, have been, or will be substantially simultaneously, paid (which amounts may be offset against the proceeds of the Term A-4 Loans);

(xiv) the conditions to effectiveness of this Amendment set forth in Section 1.04 hereof (other than paragraph (b) thereof), shall have been satisfied; and

(xv) after giving effect to this Amendment and the transactions contemplated hereby, no Event of Default shall have occurred and be continuing.

(h) The obligation of each Term A-5 Lender to provide Term A-5 Loans on or after the Fourth Amendment Effective Date is, in each case, subject to the satisfaction of the following conditions on the date of such funding (the “Term A-5 Funding Date”):

(i) delivery of a Borrowing Request with respect to the Term A-5 Loans to be borrowed on the Term A-5 Funding Date no later than one (1) Business Day prior to the Term A-5 Funding Date; provided that such notice shall not include any representation or statement as to the absence (or existence) of any Default or Event of Default;

(ii) all fees required to be paid on the Term A-5 Funding Date shall, upon the funding of the Term A-5 Loans, have been, or will be substantially simultaneously, paid (which amounts may be offset against the proceeds of the Term A-5 Loans); and

(iii) satisfaction of each of the conditions set forth in clauses (ii), (v), (xii) and (xv) of Section 1.01(g) hereof and a bring down of the representations and warranties of Section 2.01 hereof as of and on the Term A-5 Funding Date and a certificate of a Responsible Officer of the Company demonstrating the same; provided that all references therein to the Fourth Amendment Effective Date shall be deemed to refer to the Term A-5 Funding Date for purposes of this clause (iii).

(i) The Swingline Lender and each Issuing Bank hereby consents to the allocation of Revolving Commitments set forth on Schedule A-1 hereto and to each New Revolving Lender listed thereon.

(j) On the Fourth Amendment Effective Date, the Borrowers shall, in coordination with the Term Loan A/Revolver Administrative Agent, repay outstanding Revolving Loans of certain of the Revolving Lenders, and incur additional Revolving Loans from certain of the Revolving Lenders to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective percentage of the aggregate Revolving Commitments (after giving effect to the New Revolving Commitments). The participations in any outstanding Letters of Credit and any outstanding Swingline Loans shall each be adjusted in accordance with each Lender’s respective percentage of the aggregate Revolving Commitments as reallocated in accordance with such increase in Revolving Commitments.

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SECTION 1.02. Amendment of Credit Agreement. Effective as of the Fourth Amendment Effective Date and in accordance with Sections 2.20, 2.21 and 9.02 of the Credit Agreement, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed copy of the Amended Credit Agreement attached as Exhibit A hereto.

SECTION 1.03. Assignments. Notwithstanding anything to the contrary in the Credit Agreement, each of the parties hereto agrees that assignments of any of the New Revolving Commitments, New Revolving Loans, Term A-4 Loans and Term A-5 Loans (including assignments by the Fourth Amendment Lead Arrangers or any of their respective Affiliates) shall be subject to a processing and recordation fee of $3,500 unless waived by the Term Loan A/Revolver Administrative Agent in its sole discretion.

SECTION 1.04. Agreement Effectiveness. This Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agents and the Fourth Amendment Lead Arrangers (or their counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) the Company, (iv) each New Revolving Lender, (v) each Term A-4 Lender, (vi) each Term A-5 Lender, (vii) each Administrative Agent, (viii) each Issuing Bank and (ix) the Swingline Lender, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agents (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The conditions to the effectiveness of the New Revolving Lenders’, the Term A-4 Lenders’ and the Term A-5 Lenders’ consent to this Amendment, the making of their respective Loans and the establishment of their respective Commitments set forth in Section 1.01(g) hereof (other than clause (xiv) thereof) shall have been satisfied.

(c) The Borrowers shall have delivered a notice of prepayment and termination in respect of the Existing Revolving Commitments in accordance with the Credit Agreement and shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04, shall pay in full the principal amount of any outstanding Revolving Loans (including any Swingline Loans) together with all accrued interest and fees thereon.

(d) The Borrowers shall have paid to the Term Loan A/Revolver Administrative Agent (i) for the account of each New Revolving Lender providing a New Revolving Commitment, a fee in an amount equal to the sum of (x) 0.10% of the aggregate principal amount of the New Revolving Commitments provided by such New Revolving Lender not in excess of the aggregate principal amount of Existing Revolving Commitments, if any, of such New Revolving Lender (or any Affiliate thereof) immediately prior to the Fourth Amendment Effective Date and (y) 0.25% of the

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aggregate principal amount of the New Revolving Commitments provided by such New Revolving Lender in excess of the aggregate principal amount of Existing Revolving Commitments, if any, of such New Revolving Lender (or any Affiliate thereof) immediately prior to the Fourth Amendment Effective Date and (ii) for the account of each Term A-4 Lender providing Term A-4 Loans, 0.25% of the aggregate principal amount of Term A-4 Loans provided by such Term A-4 Lender, in each case on the Fourth Amendment Effective Date.

The Term Loan A/Revolver Administrative Agent shall notify the Borrowers and each of the Lenders (including each of the New Revolving Lenders, Term A-4 Lenders and Term A-5 Lenders) of the Fourth Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendments effected hereby shall not become effective and the consents provided by the New Revolving Lenders, the Term A-4 Lenders and the Term A-5 Lenders, the effectiveness of the New Revolving Commitments and the Term B-5 Commitments and the obligations of the Term A-4 Lenders to make Term A-4 Loans on the Fourth Amendment Effective Date will automatically terminate, if each of the conditions set forth or referred to in Sections 1.01(g) and 1.04 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on December 20, 2018.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties.

(a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders, including the New Revolving Lenders, the Term A-4 Lenders and the Term A-5 Lenders, and the Administrative Agents that, as of the Fourth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Fourth Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings, the Company and the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the Fourth Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The Specified Representations of each Loan Party set forth in the Loan Documents (modified in a manner consistent with Section 1.01(g)(ii) hereof) are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

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(c) After giving effect to this Amendment and the transactions contemplated hereby, no Event of Default has occurred and is continuing on the Fourth Amendment Effective Date.

(d) On the Fourth Amendment Effective Date, immediately after the consummation of (i) the transactions contemplated under this Amendment to occur on the Fourth Amendment Effective Date, (ii) the transactions expected to occur on the Term A-5 Funding Date (assuming such transactions are consummated on the Fourth Amendment Effective Date) and (iii) the Class V Transactions (assuming the Class V Transactions are consummated on the Fourth Amendment Effective Date), the Company and its Subsidiaries are, on a consolidated basis after giving effect to the consummation of such transactions, Solvent.

SECTION 2.02. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Fourth Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Refinancing Amendment”, an “Incremental Facility Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) On and after the Fourth Amendment Effective Date, each of the Fourth Amendment Lead Arrangers shall, to the extent applicable, be deemed “Lead Arrangers” and “Agents” under the Amended Credit Agreement and shall have the rights and benefits provided to Lead Arrangers and Agents under the Amended Credit Agreement, including without limitation Section 9.03 thereof.

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SECTION 2.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agents and the Fourth Amendment Lead Arrangers for their reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agents and the Fourth Amendment Lead Arrangers.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.07. Term A-5 Commitment Letter. Each of the parties hereto that are parties to the Term A-5 Commitment Letter hereby agree, that upon the effectiveness of this Amendment on the Fourth Amendment Effective Date, the commitments of the Commitment Parties (as defined in the Term A-5 Commitment Letter) under the Term A-5 Commitment shall automatically terminate and be replaced by the Term A-5 Commitments under the Amended Credit Agreement. The Term A-5 Commitment Letter shall hereinafter be terminated and no longer effective other than the provisions therein that explicitly survive such termination.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

DENALI INTERMEDIATE INC.

BY	/s/ Janet M. Bawcom
	NAME:	Janet M. Bawcom
	TITLE:	Senior Vice President and Assistant Secretary

DELL INC.

BY	/s/ Janet M. Bawcom
	NAME:	Janet M. Bawcom
	TITLE:	Senior Vice President and Assistant Secretary

DELL INTERNATIONAL L.L.C.

BY	/s/ Janet M. Bawcom
	NAME:	Janet M. Bawcom
	TITLE:	Senior Vice President and Assistant Secretary

EMC CORPORATION

BY	/s/ Janet M. Bawcom
	NAME:	Janet M. Bawcom
	TITLE:	Senior Vice President and Assistant Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Term Loan B Administrative Agent and Collateral Agent

BY	/s/ Judith E. Smith
	Name:	Judith E. Smith
	Title:	Authorized Signatory

BY	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as Term Loan A/Revolver
Administrative Agent and Swingline Lender

BY	/s/ Bruce S. Borden
	Name:	Bruce S. Borden
	Title:	Executive Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

JPMORGAN CHASE BANK, N.A.,
as a New Revolving Lender and Issuing Bank

BY	/s/ Bruce S. Borden
	Name:	Bruce S. Borden
	Title:	Executive Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BANK OF AMERICA, N.A.,
as a New Revolving Lender and Issuing Bank

BY	/s/ Jeannette Lu
	Name:	Jeannette Lu
	Title:	Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a New Revolving Lender and Issuing Bank

BY	/s/ Judith E. Smith
	Name:	Judith E. Smith
	Title:	Authorized Signatory

BY	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

ROYAL BANK OF CANADA,
as a New Revolving Lender and Issuing Bank

By:	/s/ J. Christian Gutiérrez
	Name:	J. Christian Gutiérrez
	Title:	Authorized Signatory

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

SOCIETE GENERALE

By:	/s/ Paul Dalle-Molle
	Name:	Paul Dalle-Molle
	Title:	Managing Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Citizens Bank, N.A.,
as a New Revolving Lender

By:	/s/ Nicholas Christofer
	Name:	Nicholas Christofer
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

CITIBANK, N.A.,
as a New Revolving Lender and Issuing Bank

By:	/s/ Susan M. Olsen
	Name:	Susan M. Olsen
	Title:	Vice President

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Wells Fargo Bank, National Association,
as a New Revolving Lender

By:	/s/ Sid Khanolkar
	Name:	Sid Khanolkar
	Title:	Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a New Revolving Lender and Issuing Bank

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Maria Guinchard
	Name:	Maria Guinchard
	Title:	Vice President

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Banco Santander, S.A.,
as a New Revolving Lender

By:	/s/ Lucas Videla
	Name:	Lucas Videla
	Title:	Executive Director

By:	/s/ Pablo Tarrio
	Name:	Pablo Tarrio
	Title:	Attorney

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BANK OF CHINA, NEW YORK BRANCH, as a New Revolving Lender

By:	/s/ Raymond Qiao
	Name:	Raymond Qiao
	Title:	Executive Vice President

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BNP PARIBAS,
as a New Revolving Lender

By:	/s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Director

By:	/s/ Christopher Sked
Name: Christopher Sked
Title: Managing Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

MUFG Bank Ltd., as a New Revolving Lender

By:	/s/ Matthew Antioco
	Name:	Matthew Antioco
	Title:	Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BARCLAYS BANK PLC, as a New Revolving Lender and Issuing Bank

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

MORGAN STANLEY BANK, N.A., as a New Revolving Lender

By:	/s/ Kenya Yamamoto
	Name:	Kenya Yamamoto
	Title:	Authorized Signatory

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Commerzbank AG, New York Branch, as a New Revolving Lender

By:	/s/ Neil Kiernan
	Name:	Neil Kiernan
	Title:	Director

If a second signature is necessary:

By:	/s/ Mathew Ward
	Name:	Mathew Ward
	Title:	Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Sumitomo Mitsui Banking Corporation as a New Revolving Lender

By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH as a New Revolving Lender

By:	/s/ Linh Dang
	Name:	LINH DANG
	Title:	AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

THE BANK OF NOVA SCOTIA, as a New Revolving Lender

By:	/s/ Winston Lua
	Name:	Winston Lua
	Title:	Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

PNC BANK, NATIONAL ASSOCIATION, as a New Revolving Lender

By:	/s/ Divyang Shah
Name: Divyang Shah
Title: Sr. Vice President

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Mizuho Bank, Ltd.,

By:	/s/ Donna Demagistris
	Name:	Donna Demagistris
	Title:	Authorized Signatory

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

UniCredit Bank AG, New York Branch, as a New Revolving Lender

By:	/s/ Kimberly Sousa
	Name:	Kimberly Sousa
	Title:	Managing Director

By:	/s/ Bryon Korutz
	Name:	Bryon Korutz
	Title:	Associate Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

INTESA SANPAOLO S.p.A., New York Branch, as a New Revolving Lender

By:	/s/ William S. Denton
	Name:	William S. Denton
	Title:	Global Relationship Manager

By:	/s/ Francesco Di Mario
	Name:	Francesco Di Mario
	Title:	FVP & Head of Credit

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

__________________________________________, as a New Revolving Lender, HSBC Bank USA, N.A.

By:	/s/ David Wagstaff
David Wagstaff
Managing Director

If a second signature is necessary:

By:
Name:
Title:

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

as a New Revolving Lender

By:	/s/ Veronica Incera
Name: Veronica Incera
Title: Managing Director

By:	/s/ Nurys Maleki
Name: Nurys Maleki
Title: Executive Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Fifth Third Bank, as a New Revolving Lender

By:	/s/ Joe Alexander
Name: Joe Alexander
Title: Officer

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Standard Chartered Bank,
as a New Revolving Lender

By:	/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director
Standard Chartered Bank

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Australia and New Zealand Banking Group Limited, as a New Revolving Lender

By:	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

National Westminster Bank plc _______________________________________,
as a New Revolving Lender

By:	/s/ Craig Nunn
Name: Craig Nunn
Title: Senior Director

If a second signature is necessary:

By:
Name:
Title:

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

GOLDMAN SACHS BANK USA,
as a New Revolving Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

JPMORGAN CHASE BANK N.A.,
as a Term A-4 Lender

BY	/s/ Bruce S. Borden
	Name:	Bruce S. Borden
	Title:	Executive Director

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BANK OF AMERICA, N.A.,
as a Term A-4 Lender

BY	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Director

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

ROYAL BANK OF CANADA,
as a Term A-4 Lender

By:	/s/ J. Christian Gutiérrez
Name: J. Christian Gutiérrez
Title: Authorized Signatory

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Trustmark National Bank ,
as a Term A-4 Lender

By:	/s/ Louise Barden
	Name:	Louise Barden
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Citizens Bank, N.A.,
as a Term A-4 Lender

By:	/s/ Nicholas Christofer
Name: Nicholas Christofer
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

CITIBANK N.A.,
as a Term A-4 Lender

By:	/s/ Susan M. Olsen
	Name:	Susan M. Olsen
	Title:	Vice President

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BANK OF MONTREAL,
as a Term A-4 Lender (type name of the legal entity)

By:	/s/ Michael Kus
Name: Michael Kus
Title: Managing Director

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Associated Bank, N.A.
as a Term A-4 Lender (type name of the legal entity)

By:	/s/ Dean H. Rosencrans
Name: Dean H. Rosencrans
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BANK OF CHINA, NEW YORK BRANCH, as a Term A-4 Lender

By:	/s/ Raymond Qiao
	Name:	Raymond Qiao
	Title:	Executive Vice President

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Term A-4 Lender

By:	/s/ Megan Buckley
Name: Megan Buckley
Title: Duly Authorized Signatory

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

MUFG Bank Ltd., as a Term A-4 Lender

By:	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Commerzbank AG, New York Branch, as a Term A-4 Lender

By:	/s/ Neil Kiernan
Name: Neil Kiernan
Title: Director

If a second signature is necessary:

By:	/s/ Mathew Ward
Name: Mathew Ward
Title: Director

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

THE BANK OF NOVA SCOTIA, as a Term A-4 Lender

By:	/s/ Winston Lua
Name: Winston Lua
Title: Director

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

PNC BANK, NATIONAL ASSOCIATION, as a Term A-4 Lender

By:	/s/ Divyang Shah
Name: Divyang Shah
Title: Sr. Vice President

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

ING Capital LLC, as a Term A-4 Lender

By:	/s/ Pim Rothweiler
Name: Pim Rothweiler
Title: Managing Director

If a second signature is necessary:

By:	/s/ Jonathan Feld
Name: Jonathan Feld
Title: Vice President

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

UniCredit Bank AG, New York Branch, as a Term A-4

By:	/s/ Fabio Della Malva
Name: Fabio Della Malva
Title: Managing Director

By:	/s/ Betsy Briggs
Name: Betsy Briggs
Title: Associate Director

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH
as a Term A-4 Lender

By:	/s/ Veronica Incera
Name: Veronica Incera
Title: Managing Director

By:	/s/ Nurys Maleki
Name: Nurys Maleki
Title: Executive Director

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Fifth Third Bank, as a Term A-4 Lender

By:	/s/ Joe Alexander
Name: Joe Alexander
Title: Officer

TERM A-4 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

National Westminster Bank plc
__________________________________________,
as a Term A-4 Lender

By:	/s/ Craig Nunn
Name: Craig Nunn
Title: Senior Director

If a second signature is necessary:

By:
Name:
Title:

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

JPMORGAN CHASE BANK, N.A.,
as a Term A-5 Lender

BY	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BANK OF AMERICA, N.A., as a Term A-5 Lender

BY	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Director

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Term A-5 Lender

BY	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

BY	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

ROYAL BANK OF CANADA,
as a Term A-5 Lender

By:	/s/ J. Christian Gutiérrez
Name: J. Christian Gutiérrez
Title: Authorized Signatory

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

SOCIETE GENERALE
as a Term A-5 Lender

By:	/s/ Michael Finkelman
Name: Michael Finkelman
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

CITIBANK, N.A.,
as a Term A-5 Lender

By:	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Wells Fargo Bank, National Association,
as a Term A-5 Lender

By:	/s/ Sid Khanolkar
Name: Sid Khanolkar
Title: Director

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Term A-5 Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

If a second signature is necessary:

By:	/s/ Maria Guinchard
Name: Maria Guinchard
Title: Vice President

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BNP PARIBAS,
as a Term A-5 Lender

By:	/s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Director

By:	/s/ Christopher Sked
Name: Christopher Sked
Title: Managing Director

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

MUFG Bank Ltd.,
as a Term A-5 Lender

By:	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

BARCLAYS BANK PLC,
as a Term A-5 Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

____________________________________________,
as a Term A-5 Lender (Morgan Stanley Bank, N.A.)

By:	/s/ Anjelica Kelly
Name: Anjelica Kelly
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Commerzbank AG, New York Branch,
as a Term A-5 Lender

By:	/s/ Neil Kiernan
Name: Neil Kiernan
Title: Director

If a second signature is necessary:

By:	/s/ Mathew Ward
Name: Mathew Ward
Title: Director

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH ,as a Term A-5 Lender

By:	/s/ Linh Dang
Name: LINH DANG
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

THE BANK OF NOVA SCOTIA,
as a Term A-5 Lender

By:	/s/ Winston Lua
Name: Winston Lua
Title: Director

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

PNC BANK, NATIONAL ASSOCIATION,
as a Term A-5 Lender

By:	/s/ Divyang Shah
Name: Divyang Shah
Title: Sr. Vice President

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Mizuho Bank, Ltd.,

By:	/s/ Donna Demagistris
Name: Donna Demagistris
Title: Authorized Signatory

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

____________________________________________,
as a Term A-5 Lender, HSBC Bank USA, N.A.

By:	/s/ David Wagstaff
David Wagstaff
Managing Director

If a second signature is necessary:

By:
Name:
Title:

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

GOLDMAN SACHS BANK USA,
as a Term A-5 Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

TERM A-5 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

UBS AG Stamford Branch, as a Term A-5 Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

Schedule A-1

New Revolving Commitments

Lender	New Revolving Commitments
Bank of America, N.A.	$253,250,000.00
JPMorgan Chase Bank, N.A.	$253,250,000.00
Citibank, N.A.	$250,000,000.00
National Westminster Bank plc	$150,000,000.00
The Bank of Nova Scotia	$120,000,000.00
Commerzbank AG, New York Branch	$180,000,000.00
Credit Suisse AG, Cayman Islands Branch	$250,000,000.00
Barclays Bank PLC	$250,000,000.00
Goldman Sachs Bank USA	$250,000,000.00
Royal Bank of Canada	$125,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$150,000,000.00
Mizuho Bank, Ltd.	$210,000,000.00
Bank of China, New York Branch	$100,000,000.00
MUFG Bank Ltd.	$150,000,000.00
Deutsche Bank AG New York Branch	$180,000,000.00
HSBC Bank USA, National Association	$180,000,000.00
BNP Paribas	$180,000,000.00
Société Générale	$180,000,000.00
The Toronto-Dominion Bank, New York Branch	$150,000,000.00
Morgan Stanley Bank, N.A.	$150,000,000.00
PNC Bank, National Association	$90,000,000.00
Intesa Sanpaolo S.p.A. – New York Branch	$145,000,000.00
Standard Chartered Bank	$125,000,000.00
Sumitomo Mitsui Banking Corporation	$100,000,000.00
UniCredit Bank AG, New York Branch	$80,000,000.00
Citizens Bank, N.A.	$33,500,000.00

Schedule A-1

Wells Fargo Bank, National Association	$90,000,000.00
Australia and New Zealand Bank Group Limited	$55,000,000.00
Fifth Third Bank	$35,000,000.00
Banco Santander, S.A.	$35,000,000.00

Total	$4,500,000,000.00

Schedule A-1

Schedule A-2

Term A-4 Loan Allocation Schedule

Lender	Term A-4 Commitment
Bank of America, N.A.	$200,000,000.00
JPMorgan Chase Bank, N.A.	$100,000,000.00
Citibank, N.A.	$100,000,000.00
National Westminster Bank plc	$150,000,000.00
The Bank of Nova Scotia	$160,000,000.00
Commerzbank AG, New York Branch	$100,000,000.00
Royal Bank of Canada	$120,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$80,000,000.00
Bank of China, New York Branch	$100,000,000.00
MUFG Bank Ltd.	$30,000,000.00
PNC Bank, National Association	$60,000,000.00
Capital One, National Association	$125,000,000.00
UniCredit Bank AG, New York Branch	$20,000,000.00
Bank of Montreal	$100,000,000.00
ING Capital LLC	$100,000,000.00
Citizens Bank, N.A.	$60,000,000.00
Fifth Third Bank	$10,000,000.00
Associated Bank, N.A.	$25,000,000.00
Trustmark National Bank	$10,000,000.00

Total	$1,650,000,000.00

Schedule A-2

Schedule A-3

Term A-5 Loan Allocation Schedule

Lender	Term A-5 Commitment
Bank of America, N.A.	$516,000,000.00
Barclays Bank PLC	$516,000,000.00
Citibank, N.A.	$516,000,000.00
Credit Suisse AG, Cayman Islands Branch	$516,000,000.00
Goldman Sachs Bank USA	$516,000,000.00
JPMorgan Chase Bank, N.A.	$516,000,000.00
Morgan Stanley Bank, N.A.	$516,000,000.00
Deutsche Bank AG New York Branch	$231,000,000.00
Royal Bank of Canada	$231,000,000.00
UBS AG, Stamford Branch	$126,000,000.00
BNP Paribas	$100,000,000.00
HSBC Bank USA, National Association	$100,000,000.00
Mizuho Bank, Ltd.	$100,000,000.00
MUFG Bank Ltd.	$100,000,000.00
Société Générale	$100,000,000.00
The Bank of Nova Scotia	$100,000,000.00
Commerzbank AG, New York Branch	$50,000,000.00
PNC Bank, National Association	$50,000,000.00
The Toronto-Dominion Bank, New York Branch	$50,000,000.00
Wells Fargo Bank, National Association	$50,000,000.00

Total	$5,000,000,000.00

Schedule A-3